SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _________)

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☒	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive proxy statement.
☐	Definitive additional materials.
☐	Soliciting material under Rule 14a-12.

Unified Series Trust

(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

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DREMAN FUNDS

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

November 9, 2007

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund (collectively, the “Funds”).

The meeting is scheduled to be held at 10:00 a.m. Eastern Time on December 21, 2007, at the office of Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208. Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval for a proposed change of domicile of the Funds. Each Fund is currently organized as a series of Unified Series Trust, an investment company organized as an Ohio business trust. After completion of the proposed tax-free reorganization, the Funds would each be a series of the Dreman Contrarian Funds, an investment company newly organized as a Delaware business trust.

We think that this proposal offers the opportunity for increased asset growth that will benefit the shareholders of each Fund. The Board of Trustees has unanimously recommended that shareholders of each Fund vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 1-800-247-1014. We will be happy to answer any questions you may have.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Sincerely,

/s/ John C. Swhear

John C. Swhear

Senior Vice President

Unified Series Trust

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DREMAN FUNDS

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

Jersey City, NJ 07311

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 21, 2007

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To the Shareholders:

A special meeting of the shareholders of Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund (collectively, the “Funds”) will be held at the office of Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208 on December 21, 2007 at 10:00 a.m., Eastern Time, for the following purposes:

(1)        To approve a proposed change of domicile of the Funds. Each Fund is currently organized as a series of Unified Series Trust, an investment company organized as an Ohio business trust. After completion of the proposed tax-free reorganization, the Funds would each be a series of the Dreman Contrarian Funds, an investment company newly organized as a Delaware business trust.

(2)        To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

You are entitled to vote at the meeting and any adjournment(s) if you owned shares of any of the Funds at the close of business on October 22, 2007.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

If you have any questions, please call 1-800-247-1014.

Sincerely,

/s/ John C. Swhear

John C. Swhear

Senior Vice President

Unified Series Trust

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THE DREMAN FUNDS,

Each A Series Of

Unified Series Trust

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PROXY STATEMENT

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MEETING OF SHAREHOLDERS

This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of proxies to be used at a meeting of the shareholders of Dreman Contrarian Large Cap Value, Mid Cap Value and Small Cap Value Funds (the “Contrarian Funds”), and the Dreman Quantitative Large Cap Value, Mid Cap Value and Small Cap Value Funds (the “Quantitative Funds,” and collectively with the Contrarian Funds, the “Funds,” and each individually, a “Fund”) at the office of Unified Fund Services, Inc., 2960 N. Meridian Street,  Ste. 300, Indianapolis, IN 46208 on December 21, 2007 at 10:00 a.m., Eastern Time, adjournment of the meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”). The primary purpose of the meeting is for shareholders of the Funds to consider and approve the following proposals:

(1)        To approve a proposed change of domicile of the Funds to be effected in accordance with the Agreement and Plan of Reorganization attached as Exhibit A to this Proxy Statement, pursuant to which the Funds would reorganize into separate series of Dreman Contrarian Funds, an investment company newly organized as a Delaware business trust (the “Dreman Trust”).

(2)        To consider and act upon any other business that may properly come before the meeting and any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about November 9, 2007.

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SUMMARY OF PROPOSAL

Below is brief summary of the proposal and how it will affect each Fund. We urge you to read the full text of the Proxy Statement.

You are being asked to consider an Agreement and Plan of Reorganization, which includes: (a) the transfer by each Fund of all assets to an identically-named series of the Dreman Trust (each, a “New Fund” and collectively, the “New Funds”), in exchange for shares of the such New Fund and the assumption by the New Fund of liabilities of its transferring Fund, and (b) the distribution of the New Fund’s shares to shareholders of each Fund (the “Reorganization”). A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the “Reorganization Plan”).

The Reorganization will not change the name, investment objective or principal investment strategy of the Funds, their fiscal year, or the independent public accountants to the Funds. The Funds’ investment adviser and portfolio managers, distributor, administrator, fund accounting agent, transfer agent and independent registered public accountants will stay the same. Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of identically-named Fund shares owned by the shareholder immediately prior to the Reorganization. Each New Fund will offer the same shareholder services as its corresponding Fund.

Following the Reorganization, as series of the Dreman Trust, the New Funds will no longer be subject to the provisions of Ohio law but, rather, will be governed by the laws of the State of Delaware. In addition, the New Funds also will have a newly-elected slate of trustees who will be responsible for overseeing their operations, including a new chairman of the board of trustees.

The Board recommends a vote for this proposal. For more information about these anticipated benefits, see “REASONS FOR THE PROPOSED REORGANIZATION” below.

VOTING INFORMATION

Shareholders of record of the Funds at the close of business on October 22, 2007 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were issued and outstanding the following number of shares for each Fund:

Dreman Contrarian Large Cap Value Fund – 655,000.449 shares

Dreman Contrarian Mid Cap Value Fund – 185,185.355 shares

Dreman Contrarian Small Cap Value Fund – 2,210,837.616 shares

Dreman Quantitative Large Cap Value Fund – 72,455.097 shares

Dreman Quantitative Mid Cap Value Fund – 50,000.000 shares

Dreman Quantitative Small Cap Value Fund – 50,000.000 shares

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Fund will vote separately on each proposal. The presence at the meeting of holders of a majority of the outstanding shares of each Fund entitled to vote, in person or by proxy, shall constitute a quorum for the meeting for that Fund. A quorum being present, the Funds

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will adopt the proposal if a majority of the shares of each Fund vote to approve the proposal. For purposes of the proposal, majority means the lesser of: (a) 67% or more of the voting securities of that Fund present at the meeting, if 50% or more of the outstanding voting securities of such Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Fund.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If, with respect to any Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to such Fund, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

-	delivering written notice of the proxy’s revocation to the Secretary of the Trust at the above address on cover page prior to the meeting;

-	submitting a properly-executed proxy bearing a later date, but prior to the meeting;

-	submitting a subsequent telephone vote; or

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-	attending and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. Dreman Value Management, LLC the investment adviser for the Funds and proposed investment adviser for the New Funds (the “Adviser”), is paying for the costs of this proposed reorganization, and is paying for the expense of preparing, printing, and mailing of this proxy statement, the enclosed proxy card, and other expenses relating to the shareholder meeting. The Adviser has engaged Altman Group to assist in proxy solicitation at a cost to the Adviser of approximately $5,618. Employees of the Adviser and of Unified Financial Securities, Inc. or Unified Fund Services, Inc., service providers for the Funds, may make additional solicitations to obtain the necessary shareholder representation at the meeting, but will receive no additional compensation for doing so. We will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

The most recent annual report of the Contrarian Funds, including financial statements, for the fiscal year ended October 31, 2006, as well as the semi-annual report for each of the Contrarian Funds and Quantitative Funds for the semi-annual period ended April 30, 2007, have been mailed previously to the shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Funds at the address set forth on the first page of this proxy statement or by calling 1-800-247-1014, and they will be sent to you within three business days by first class mail.

PROPOSAL

At a meeting of the Trustees of the Trust held on August 20, 2007, the Trustees including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of each Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

The Adviser requested that the Board consider the Reorganization. The Adviser represented to the Board that New Funds will have greater opportunity for asset growth and may have opportunity to attract substantial investments in a stand alone trust under the “Dreman” name. The Adviser also represented that the Funds’ shareholders would not be required to pay for the Reorganization because the Adviser would bear all costs of the Reorganization. Finally, the Adviser assured the Board that the Reorganization would not result in any changes to the Funds’ investment objectives or strategies, or in the portfolio management team. The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan based on information requested by the Board and provided by the Adviser. In approving the Reorganization, the Trustees of the Trust determined that the proposed reorganization would be in the best interests of each Fund, and that the interests of each Fund’s shareholders would not be diluted as a result of effecting the Reorganization. Summarized below are the key factors considered by the Trustees:

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The Trustees considered the investment objectives, policies and restrictions, as well as the principal strategies, risks and portfolio management arrangements for each New Fund, and compared the same to those of the identically-named Fund. The Trustees concluded that the investment objectives, policies and restrictions for the New Funds are identical to those of the Funds, and that New Funds would be managed by the same portfolio managers and in accordance with the same investment strategies and techniques utilized in the managing the Funds immediately prior to the Reorganization.

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The Trustees considered the reasons set forth by the Adviser in requesting the Reorganization. The Trustees noted that a larger pool of assets should result in operational economies of scale and investment management efficiencies, which can help to minimize shareholder expenses. The Trustees also noted the report from the Funds’ Administrator that some expenses, such as trustees’ fees, may in fact be lower immediately following the Reorganization.

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The Trustees also considered the Trust’s objective, which is to help start-up and grow mutual funds until they are able to stand alone. The Trustees noted that the Funds have grown since commencement of investment operations, and that the Reorganization proves that this model can be successful.

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The Trustees then considered the cost and tax consequences of the Reorganization. The Trustees noted that the Adviser (not the Funds) will bear the costs of the Reorganization; and that the Trust will receive an opinion of legal counsel that the Reorganization is tax-exempt for shareholders.

The Board now submits to shareholders of each Fund a proposal to approve the Reorganization Plan. If shareholders approve the proposal, the Trustees and officers of the Trust will execute and implement the Reorganization Plan. If approved, the Reorganization is expected to take effect on or about December 31, 2007 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan.

SUMMARY OF THE REORGANIZATION PLAN AND AGREEMENT

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety. All information regarding the Dreman Trust, its operations and the various agreements between the Dreman Trust and its several service providers have been supplied by the Adviser, and neither the current Trust nor any of its Trustees or officers have independently verified the accuracy of such information.

General Plan Of Reorganization

The Reorganization Plan consists of several steps that will occur on the Closing Date after shareholder approval. First, each Fund will transfer all of its assets to a corresponding New Fund of the Dreman Trust in exchange solely for all of the shares of the corresponding New Fund and an assumption by such New Fund of all of the liabilities of the corresponding Fund. Immediately thereafter, each Fund will liquidate and distribute the shares received from the corresponding New Fund to its shareholders in exchange for their shares of that Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to

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each such account the shares due to the shareholder in the Reorganization. Every shareholder will own the same number of shares of the corresponding New Fund as the number of Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 shares of the Dreman Contrarian Large Cap Value immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 shares of the corresponding New Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date. A vote in favor of the proposed Reorganization will constitute an approval by shareholders of the written management agreements and other agreement entered into by the new Dreman Trust.

Closing Date

We currently anticipate that the closing will occur on or about December 31, 2007.

Other Provisions

The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and Dreman Trust. The significant conditions which may not be waived include: (a) the receipt by the Trust and the Dreman Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Reorganization Plan by shareholders of each Fund. The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Funds, by the Board of Trustees of the Trust. In addition, the Reorganization Plan may be amended by the Board of Trustees of the Trust. However, shareholder approval would be required in order to amend the Reorganization Plan, subsequent to the shareholders meeting, in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds.

ELECTIONS, APPROVALS AND RATIFICATIONS

The Investment Company Act of 1940, as amended (“1940 Act”) generally requires that shareholders of a mutual fund elect the fund’s trustees, approve the fund’s investment advisory agreements and the any distribution plans administered pursuant to Rule 12b-1 under the 1940 Act, as well as ratify the trustees’ selection of an independent accountant for the fund. Those requirements apply to all new mutual funds, including the New Funds. If shareholders of the Funds approve the proposed reorganization, they will also be:

-	electing the trustees of the Dreman Trust;

-	approving the investment advisory agreement with Dreman Value Management with respect to each New Fund;

-	approving each New Fund’s distribution plan administered pursuant to Rule 12b-1 under the 1940 Act; and

-	ratifying the selection of Cohen Fund Audit Services, Ltd. as the independent registered public accountants for the New Funds.

Technically, these elections, approvals and ratifications will be accomplished by a vote of the Funds, as the sole initial shareholders of the New Funds immediately after Closing Date. In general, there

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will be no substantive changes in those areas noted above between the Funds to the New Funds, except that the New Funds will have a new set of trustees and officers. Individuals proposed to serve as trustees and officers of the Dreman Trust and New Funds are listed below under “Certain Information Regarding the Trustees”.

COMPARISON OF THE FUNDS AND THE NEW FUNDS

Investment Objectives, Limitations and Restrictions; Principal Investment Strategies and Risks

The investment objectives, limitations and restrictions, as well as the principal investment strategies and risks for each New Fund will be identical to those of its identically named Fund. For example, the investment objectives of Funds and the New Funds are as follows.

Name of Fund and New Fund	Investment Objective
Dreman Contrarian Large Cap Value Fund	Total return

Name of Fund and New Fund	Investment Objective
Dreman Contrarian Mid Cap Value Fund	Long-term capital appreciation

Name of Fund and New Fund	Investment Objective
Dreman Contrarian Small Cap Value Fund	Long-term capital appreciation

Name of Fund and New Fund	Investment Objective
Dreman Quantitative Large Cap Value Fund	Total return, comprised of both capital appreciation and income

Name of Fund and New Fund	Investment Objective
Dreman Quantitative Mid Cap Value Fund	Long-term capital appreciation

Name of Fund and New Fund	Investment Objective
Dreman Quantitative Small Cap Value Fund	Long-term capital appreciation

For detailed information about the Funds’ principal investment strategies and risks, as well as each of their investment limitations and restrictions, see the Funds’ Prospectuses and Statements of Additional Information.

Fees and Expenses

The Reorganization is not expected to result overall in an increase in shareholder fees and expenses. Certain expenses are expected to decline. More detailed information about the annual fund operating expenses for the Contrarian Fund and the Quantitative Funds is set forth in the Funds’ Prospectuses. As described below, the Adviser has agreed to continue its expense limitation agreements with respect to the Contrarian Funds through February 28, 2008, and for the Quantitative Funds through October 31, 2009.

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Adviser

The Funds. Dreman Value Management, LLC, located at 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611, serves as Adviser to each Fund under an investment advisory agreement with the Trust on behalf of such Fund. The Dreman Contrarian Large Cap Value Fund commenced investment operations on November 4, 2003; the Dreman Contrarian Mid Cap and Small Cap Value Funds commenced investment operations on December 31, 2003. Each of the Contrarian Funds’ investment advisory agreement is dated September 7, 2003, as subsequently amended. The Quantitative Funds commenced investment operations on April 3, 2007 and each of their investment advisory agreements was effective as of the same date.

Each Fund pays the Adviser fees for its services. The fees are computed daily and paid monthly, and are calculated as a percentage of the particular Fund’s average daily net assets at the annual rates set forth below. In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, to the extent necessary to maintain each Fund’s net operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of underlying funds that each Fund may acquire), at rates set forth below:

Name of Fund	Management Fee	Expense Limitation

Dreman Contrarian Large Cap Fund	0.75%	1.30%
Dreman Contrarian Mid Cap Fund	0.85%	1.40%

Dreman Contrarian Small Cap Fund          0.95%                                  Retail Class: 1.50%                 Institutional Class: 1.25%

Dreman Quantitative Large Cap Fund	0.75%	1.55%
Dreman Quantitative Mid Cap Fund	0.85%	1.65%
Dreman Quantitative Small Cap Fund	0.95%	1.75%

The Adviser’s expense limitation agreement with respect to the Contrarian Funds expires on February 28, 2008, while that for the Quantitative Funds expires on October 31, 2009.

Each Fund’s investment advisory agreement provides that it will continue in effect, unless sooner terminated, for two years from its initial effective date and, thereafter, shall continue for additional one (1) year periods only if such continuance is approved at least annually by the Trustees, including a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose, or by vote of a majority of the outstanding shares of the applicable Fund. Each investment advisory agreement for the Quantitative Funds and Contrarian Funds provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

A discussion of the factors that the Board of Trustees considered in approving the Funds’ management agreements is contained in the annual report to Contrarian Funds’ shareholders for the fiscal year ended October 31, 2006. The investment advisory agreement for each Quantitative Fund was initially approved by the Board at a meeting held on February 12, 2007. A discussion of the factors that the Board of Trustees considered in approving the Quantitative Funds’ management agreements is

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contained in the initial semi-annual report to Quantitative Funds’ shareholders for the period ended April 30, 2007.

Comparison with New Funds. As part of the Reorganization, while it is the sole initial shareholder of its corresponding New Fund, each Fund will approve a new investment advisory agreement with the Adviser, Dreman Value Management, with respect to each Fund. Each New Fund’s investment advisory Agreement (a “New Fund Agreement”) will be substantially identical to its corresponding Fund’s existing agreement which is summarized above.

Management Fees. The rate of advisory fees payable to the Adviser under each New Fund Agreement with respect to a New Fund will be the same as under the current agreement with respect to the corresponding Fund.

Expense Limitation. In addition, the Adviser also has agreed to enter into expense limitation agreements with respect to each New Fund (or class of New Fund if applicable), which will be identical to that of the identically-named Fund (or class of the Fund), except that the expense limitation for the New Funds that are identical to the Contrarian Funds will extend through October 31, 2009, rather than through February 28, 2008 only.

Duration. Each New Fund Agreement will continue in effect, unless sooner terminated, for two years from its effective date, and shall continue for additional one (1) year periods if such continuance is approved at least annually by the Dreman Trust’s Board of Trustees, including a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose, or by vote of a majority of the outstanding shares of the applicable New Fund.

Portfolio Management Team. The portfolio managers for the Funds will remain the same and will continue serving as such to the New Funds. More detailed information about the Funds’ portfolio managers, including their principal occupation for the past 5 years, compensation information and other accounts managed, see the Funds’ Prospectus and Statement of Additional Information.

Independent Accountants

Cohen Fund Audit Services, Ltd., located at 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, currently serves as each Fund’s independent accountant and will continue in the same capacity for the New Funds following the Reorganization. Cohen Fund Audit Services, Ltd. will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor

Unified Financial Securities, Inc., which serves as the Funds’ distributor (the “Distributor”), will continue to serve in the same capacity for the New Funds following the Reorganization. The Distributor is located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

Administrator, Fund Accounting and Transfer Agency Services

Unified Fund Services, Inc., the Funds’ administrator, fund accountant, transfer agent and dividend disbursing agent (“Unified”), will continue to serve in the same capacity to the New Funds following the Reorganization. Unified is located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208.

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Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.

Custodian

Huntington National Bank, located at 41 South High Street, Columbus, Ohio 43215, is custodian of the Funds’ investments (the “Custodian”). The Custodian will continue to serve in the same capacity for the New Funds. The Custodian acts as the Funds’ depository, safe keeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified and the Distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington.

Fiscal Year

Each of the Funds currently operates on a fiscal year ending October 31st. Following the Reorganization, the New Funds will also operate on a fiscal year ending October 31.

Certain Information Regarding The Trustees and Officers

In connection with the Reorganization, the Adviser has proposed new trustees to serve on the Dreman Trust’s Board of Trustees and oversee the operations of the New Funds (the “Dreman Trustees”). Federal securities laws require that at least one-half of the trustees of an investment company (such as the Dreman Trust) be elected by shareholders. Shareholders’ approval of the Reorganization also will constitute ratification of the election of the Dreman Trustees.

The following individuals have agreed to serve on the Board of Trustees of the Dreman Trust:

Independent Trustees:

Name, Address and Age	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Brian R. Bruce 5945 Glendower Lane Plano, TX 75093 (Age: 51)	Trustee	Director, Finance Institute, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007).	6	Trustee, CM Advisers Family of Funds, a registered open-end management investment company (May 2003 to Present)

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Robert B. Grossman, MD 35 Gilbert Street South Tinton Falls, NJ 07701 (Age: 60)	Trustee	Orthopedic Surgeon in Private Practice.	6	None
Robert A. Miller, Ph.D. 200 Norfolk Road Orlando, FL 32803 (Age: 64)	Trustee	Independent Consultant with the Registry of College and University Presidents and Interim Senior Vice President and Provost of Roger Williams University (October 2006 until June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 until July 2005; Director, Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, New York (2000 until 2004).	6	Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present)

Interested Trustee(s) and Officers:

Name, Address and Age	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Boris Onefater[1] c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (Age: 40)	Chairman of the Board of Trustees, President and Chief Executive Officer[1]	Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, Dreman Value Management, LLC (2006 to Present); Previously, Partner and National Director of Deloitte & Touche LLP.	6	None

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David N. Dreman c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (Age: 72)	Trustee Ex-Officio[2]	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and its predecessors (1977 to Present).	6	None
John C. Swhear c/o Unified Fund Services, Inc. 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208 (Age: 46)	Vice President and AML Compliance Officer

Vice President, Legal Administration and Compliance at Unified Fund Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Previously, Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).

			N/A	N/A
J. Michael Landis c/o Unified Fund Services, Inc. 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208 (Age: 36)	Treasurer and Chief Financial Officer

Vice President, Fund Administration and Fund Accounting at Unified Fund Services, Inc. (October 2006 to Present); Treasurer, Unified Series Trust, a registered open end management investment company (March 2007 to Present); Previously, Director of Fund Accounting and Fund Administration at PFPC Inc. (July 2006 to October 2006); Manager, Fund Accounting, at Unified Fund Services, Inc. (November 2004 to July 2006); and Manager for Fund Accounting at Mellon Financial Corporation (November 1998 to November 2004).

			N/A	N/A

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Clifton Hoover, Jr. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (Age: 50)	Secretary

Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to present); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006

		N/A	N/A
Salvatore Faia c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (Age: 45)	Chief Compliance Officer

Chief Compliance Officer, Dreman Value Management, LLC (March 2006 to Present); Founder of Vigilant Compliance Services, LLC (2004 to Present); Previously, Attorney with PFPC Inc. (2002 until 2004); Partner at Pepper Hamilton LLP, a law firm.

		N/A	N/A

_________________________

1           Mr. Onefater is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act. Mr. Onefater is an interested person because he is an officer of the Funds’ Adviser, Dreman Value Management, LLC.

2.         Mr. Dreman serves as a Trustee Ex-Officio of the Trust. For more detailed information about the position of Trustee Ex-Officio, see the section “Certain Comparative Information About The Trust And The Dreman Trust” below. Mr. Dreman also is an “interested person” because he is an officer of the Adviser.

The foregoing individuals are proposed to serve as the initial trustees and/or officers of the Dreman Trust. At all times, the Dreman Trust’s Board of Trustees will consist of a majority of trustees who are not “interested persons” of the Dreman Trust (the “Dreman Independent Trustees”). The nomination of new or additional Dreman Independent Trustees will be placed within the discretion of the then existing Dreman Independent Trustees. Such board composition will also satisfy current regulations adopted by the Securities Exchange Commission (“SEC”) in order for the Dreman Trust to rely on certain exemptive rules under the 1940 Act.

Comparison of Trustees’ and Officers’ Fees

The Funds. Trustees’ and officers’ expenses fees are Trust-wide expenses, and each series of the Trust (including the Funds) pays of the Trust-wide expenses. Trustees currently receive an annual fee of $35,000, plus $10,000 for the independent Chairman of the Board and $10,000 for the Chairman of the Audit Committee. The Trustees also are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. In addition, the Trust pays an annual salary of $150,000 to its Chief Compliance Officer, plus an additional $20,000 for compliance-related expenses. For the fiscal year ending October 31, 2007, each Fund will pay an estimated $4,796 in Trustees’ expenses, and $4,724 in officers’ expenses.

The New Funds. After the Reorganization, the Dreman Trustees will be compensated as follows: for services on the Board of Trustees of the Dreman Trust, each Dreman Trustee who is not an officer or employee of the Adviser or any other service provider will receive an annual fee of $5,000 plus $1,250 for each Board meeting attended in person or by telephone, and $1,250 payable to each Committee member for each Committee meeting attended which is not held in conjunction with a meeting of the Board of Trust, and reimbursement for reasonable out-of-pocket expenses incurred in attending meetings. It is currently anticipated that each New Fund will pay approximately $1,667 in respect of such fees (not including the reimbursement of expenses incurred in connection with meeting attendance).

Officers of the Dreman Trust are not expected to receive any compensation from the Dreman Trust but will instead be compensated by the service provider with whom the officer is affiliated. Specifically, an affiliate of the Adviser will serve as the Dreman Trust’s Chief Compliance Officer and, as

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such, will not receive any salary from the Dreman Trust. Fund shareholders will therefore no longer be obligated to bear the expenses of the Chief Compliance Officer.

Continuation of Shareholder Accounts and Plans

Unified Fund Services, Inc., as the Trust’s and Dreman Trust’s transfer agent, will establish accounts for all current Fund shareholders with the New Funds. These accounts will be identical in all material respects to the accounts currently maintained by the Fund on behalf of its shareholders. In accordance with the terms and provisions of the Reorganization Plan, each of these accounts will contain the same number of New Fund shares as the account held by that shareholder immediately prior to the Reorganization.

Comparative Information on Shareholder Services

The New Funds will offer the same shareholder services as the Funds, including telephone exchanges, and telephone redemptions. For example, following the Reorganization, shareholders may exchange shares of one New Fund with shares for another New Fund. As with the Funds, exchange privileges may not be available for all New Funds and may continue to be limited to a specified holding period or may be changed or eliminated.

Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Dividends and Distributions

Each New Fund will have the same dividend and distribution policy as its corresponding Fund. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the appropriate New Fund following the Reorganization. Shareholders who currently have capital gains reinvested in a Fund will continue to have capital gains reinvested in the appropriate New Fund.

Certain Comparative Information about The Trust and The Dreman Trust

The following is a summary of certain differences between the Trust’s Agreement and Declaration of Trust and By-Laws adopted by the Trust versus those adopted by Dreman Trust. This summary is not a complete list of the differences. Shareholders should refer to the provisions of these documents and to state law directly for a more thorough comparison. Copies of each of these documents are available to shareholders without charge upon written request.

General. The Trust was organized as an Ohio business trust pursuant to an Agreement and Declaration of Trust (the “Ohio Trust Instrument”) filed with the State of Ohio on October 17, 2002. As an Ohio business trust, the Trust’s operations are currently governed by its Ohio Trust Agreement, as well as by applicable federal and Ohio law. The Dreman Trust was organized as a Delaware statutory trust on July 31, 2007. As a Delaware business trust, the Dreman Trust’s operations are governed by its

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Agreement and Declaration of Trust (the “Delaware Trust Instrument”), By-Laws and applicable federal and Delaware law.

Under the Delaware Trust Instrument and By-Laws, the Dreman Trustees will have more flexibility than is currently permitted for the Trustees of the Trust and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. For examples of such increased flexibility and/or broader power to act, see “Powers of the Trustees” below. This increased flexibility may allow the Dreman Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Dreman Trust to operate in a more efficient and economical manner. The Dreman Trustees’ existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the Reorganization.

Term of Trustees. The term of office of a trustee of both the Trust and the Dreman Trust is unlimited in duration unless the trustees themselves adopt a limited term. A person serving as trustee under the Ohio Trust Instrument continues to serve as such until the person dies, resigns, retires or is removed from office. A person serving as a trustee also will continue as such under the Delaware Trust Instrument until the person dies, resigns, retires, is removed, or becomes physically or mentally incapacitated or otherwise unable to serve. Under both the Ohio Trust Instrument and the Delaware Trust Instrument, a trustee may be removed by written instrument signed by at least two-thirds of the number of trustees, or at a meeting of shareholders of the applicable trust by a vote of shareholders owning at least two-thirds of the outstanding shares of all portfolios. Furthermore, the Ohio Trust Instrument allows for removal of a trustee by declaration in writing of two-thirds of the shares then outstanding, if filed with the Trust’s custodian. There is no similar provision with respect to the Dreman Trust.

Limitation of Liability of Trustees and Officers. A trustee or officer of either the Trust or the Dreman Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under both Trusts, trustees and officers may be indemnified by the applicable Trust for the expenses of litigation against them unless it is determined that the trustee’s conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Trustee Ex Officio. The Delaware Trust Instrument contains a provision for a Trustee Ex Officio; there is no similar provision in the Ohio Trust Instrument.

The Trustee Ex Officio receives notice of each meeting of the Dreman Trustees, has the right to attend and participate in the deliberations of the Dreman Trustees, and has the same rights and privileges as each other Dreman Trustee. Except as provided below, the Trustee Ex Officio is not included in any calculation of the presence of a quorum of the Dreman Trustees or to determine the required vote needed to approve any matter, shall not have the power to vote or consent to the conduct of the business of the Dreman Trust as conducted by the Dreman Trustees, and shall be an “interested person” of the Dreman Trust under the 1940 Act.

At any time when there is only one Dreman Trustee serving on the Board of Trustees who is an affiliated person of the Adviser, if such affiliated Dreman Trustee becomes incapacitated or is otherwise unable to fulfill the duties of his or her office, the Trustee Ex Officio (if an affiliated person of the Adviser) or the most senior of such affiliated Trustees Ex Officio will become a Dreman Trustee with full voting rights until such time as: (i) the original affiliated Dreman Trustee reassumes his or her duties, or (ii) a successor is elected or appointed as provided in the Delaware Trust Agreement. If acting as acting Dreman Trustee under this provision, the Trustee Ex Officio may not hold such position for longer than four consecutive months.

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Shareholder Meetings. Neither the Dreman Trust nor the Trust is required to hold annual shareholder meetings. Under the Ohio Trust Instrument, a majority of shares entitled to vote is deemed a quorum for the purpose of transacting business at a shareholder meeting. The Delaware Trust Instrument requires one-third of the shares for quorum.

Legal Proceedings. The Delaware Trust Instrument limits those who may bring derivative actions, suits or other proceedings on behalf of or with respect to any particular New Fund (or class of such New Fund) to trustees who are not a shareholder of that New Fund or its relevant class. Furthermore, shareholders of a New Fund may not maintain a derivative action with respect to such New Fund or applicable class unless holders of at least ten percent of the outstanding shares of such New Fund or particular class join in the bringing of the action. The Ohio Trust Instrument does not contain a similar limitation with respect to the Trust.

Portfolio Trustees. The Delaware Trust Instrument allows the Dreman Trustees to appoint separate trustees to oversee particular series of the Dreman Trust. The Ohio instrument does not specifically contain this power.

Powers of the Trustees. Under the Delaware Trust Instrument, the Dreman Trustees have the power to cause shareholders to directly pay charges of the Dreman Trust’s custodian or transfer, shareholder or similar agent, by deducting such charges from each shareholder pro rata portion of declared but unpaid dividends, and/or by reducing the number of shares held in the account of such shareholder. For example, this authority would allow the Trust to provide for the payment of annual fees to a custodian by a shareholder establishing a retirement account. Trustees under the Ohio Trust Instrument do not have similar powers.

EXPENSES OF THE REORGANIZATION

Dreman Value Management contractually has agreed to bear all expenses associated with the transactions contemplated by the Reorganization Plan, including expenses associated with the solicitation of proxies, currently estimated to equal approximately $5,618.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequences of the Reorganization by a Fund (except to the extent that such assets consist of contracts described in section 1256 of the Code), nor will a gain or loss will be recognized by the shareholders of a Fund as a result of the Fund's distribution of its corresponding New Fund shares to such shareholders in exchange for such shareholder's Fund shares. In addition, a shareholder's tax basis for shares held in a Fund will carryover to the shares of the corresponding New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carryover to the corresponding New Fund shares received in the Reorganization. As a condition to the Closing Date, each of the Trust and Dreman Trust shall have received a legal opinion from Greenberg Taurig, LLP to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by the Trust and the Dreman Trust and certifications received from the Trust and the Dreman Trust on behalf of each of the Funds and the New Funds.

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Immediately prior to the Closing Date, each Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT

TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT THE SHAREHOLDERS APPROVE THE REORGANIZATION PLAN.

SHARES OWNED BY TRUSTEES AND OFFICERS

As of the record date, the Trustees and officers of the Trust beneficially owned no shares of the Funds.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the record date, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Contrarian Funds:

Dreman Contrarian Small Cap Value Fund – Retail Class
Name and Address	% Ownership	Type of Ownership
National Financial Services 1 World Financial Center 200 Liberty Street New York, NY 10281	34.67%	Record
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	33.33%	Record
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	11.24%	Record

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Advanced Clearing P.O. Box 2226 Omaha, NE 68103	8.44%	Record

Dreman Contrarian Small Cap Value Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55416	100.00%	Record

Dreman Contrarian Mid Cap Value Fund
Name and Address	% Ownership	Type of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	33.89%	Beneficial
National Financial Services 1 World Financial Center 200 Liberty Street New York, NY 10281	31.49%	Record
Profit Sharing Plan of Contrarian Services Corp. Harborside Financial Center Plaza 10 Jersey City, NJ 07311	14.17%	Record

Dreman Contrarian Large Cap Value Fund
Name and Address	% Ownership	Type of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	72.50%	Beneficial
National Financial Services 1 World Financial Center 200 Liberty Street New York, NY 10281	12.65%	Record

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Quantitative Funds:

Dreman Quantitative Small Cap Value Fund
Name and Address	% Ownership	Type of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	80.00%	Beneficial
Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	20.00%	Beneficial

Dreman Quantitative Mid Cap Value Fund
Name and Address	% Ownership	Type of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	80.00%	Beneficial
Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	20.00%	Beneficial

Dreman Quantitative Large Cap Value Fund
Name and Address	% Ownership	Type of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	86.20%	Beneficial
Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	13.80%	Beneficial

Mr. David Dreman, portfolio manager to the Funds, directly or indirectly controls more than 75% of the Adviser. Mr. Dreman also owns more than 25% of each of the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Fund, Dreman Quantitative Small Cap Fund, Dreman Quantitative Mid Cap Fund, and Dreman Quantitative Large Cap Fund. As such, the Adviser may be deemed to control each of those Funds and could control the outcome of the voting with respect to such Funds.

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OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of the Dreman Funds at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

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DREMAN CONTRARIAN LARGE CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

December 21, 2007

PROXY

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dreman Contrarian Large Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on December 21, 2007, at the offices of the Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy is solicited by the Board of Trustees of the Trust, on behalf of the Fund. The Board of Trustees recommends that you vote “FOR” the following proposals:

VOTE ON PROPOSALS:

PROPOSAL:

To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include:

Approval of the Agreement and Plan of Reorganization

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2007

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

---------------------------------

Signature

---------------------------------

Title (If applicable)

---------------------------------

Signature (if held jointly)

---------------------------------

Title (if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

DREMAN CONTRARIAN MID CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

December 21, 2007

PROXY

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dreman Contrarian Mid Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on December 21, 2007, at the offices of the Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy is solicited by the Board of Trustees of the Trust, on behalf of the Fund. The Board of Trustees recommends that you vote “FOR” the following proposals:

VOTE ON PROPOSALS:

PROPOSAL:

To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include:

Approval of the Agreement and Plan of Reorganization

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2007

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

---------------------------------

Signature

---------------------------------

Title (If applicable)

---------------------------------

Signature (if held jointly)

---------------------------------

Title (if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

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DREMAN CONTRARIAN SMALL CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

December 21, 2007

PROXY

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dreman Contrarian Small Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on December 21, 2007, at the offices of the Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy is solicited by the Board of Trustees of the Trust, on behalf of the Fund. The Board of Trustees recommends that you vote “FOR” the following proposals:

VOTE ON PROPOSALS:

PROPOSAL:

To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include:

Approval of the Agreement and Plan of Reorganization

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2007

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

---------------------------------

Signature

---------------------------------

Title (If applicable)

---------------------------------

Signature (if held jointly)

---------------------------------

Title (if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

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DREMAN QUANTITATIVE LARGE CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

December 21, 2007

PROXY

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dreman Quantitative Large Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on December 21, 2007, at the offices of the Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy is solicited by the Board of Trustees of the Trust, on behalf of the Fund. The Board of Trustees recommends that you vote “FOR” the following proposals:

VOTE ON PROPOSALS:

PROPOSAL:

To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include:

Approval of the Agreement and Plan of Reorganization

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2007

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

---------------------------------

Signature

---------------------------------

Title (If applicable)

---------------------------------

Signature (if held jointly)

---------------------------------

Title (if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

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DREMAN QUANTITATIVE MID CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

December 21, 2007

PROXY

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dreman Quantitative Mid Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on December 21, 2007, at the offices of the Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy is solicited by the Board of Trustees of the Trust, on behalf of the Fund. The Board of Trustees recommends that you vote “FOR” the following proposals:

VOTE ON PROPOSALS:

PROPOSAL:

To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include:

Approval of the Agreement and Plan of Reorganization

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2007

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

---------------------------------

Signature

---------------------------------

Title (If applicable)

---------------------------------

Signature (if held jointly)

---------------------------------

Title (if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

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DREMAN QUANTITATIVE SMALL CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

December 21, 2007

PROXY

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dreman Quantitative Small Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on December 21, 2007, at the offices of the Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy is solicited by the Board of Trustees of the Trust, on behalf of the Fund. The Board of Trustees recommends that you vote “FOR” the following proposals:

VOTE ON PROPOSALS:

PROPOSAL:

To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include:

Approval of the Agreement and Plan of Reorganization

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 2007

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

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Signature

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Title (If applicable)

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Signature (if held jointly)

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Title (if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

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